                                                            EXHIBIT 10.16

                       FUSION MEDICAL TECHNOLOGIES, INC.

                     STOCK AND WARRANT PURCHASE AGREEMENT

     THIS STOCK AND WARRANT PURCHASE AGREEMENT is made as of the 2/nd/ day of April 2001, by and between Fusion Medical Technologies, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 34175 Ardenwood Boulevard, Fremont, California 94555, and the purchasers whose names and addresses are set forth on the signature page hereof (individually a "Purchaser" and collectively the "Purchasers").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

     1.   Authorization of Sale of the Securities. Subject to the terms and
          ---------------------------------------
conditions of this Agreement, the Company has authorized the sale of up to 3,500,000 shares of the Company's Common Stock, par value $0.001 per share (the "Shares"). The Company has also authorized the issuance of warrants to purchase 900,000 shares of Common Stock (the "Warrant Shares") on the terms set forth herein (each a "Warrant" and collectively the "Warrants"). The Shares, the Warrants and the Warrant Shares are herein collectively referred to as the "Securities".

     2.   Agreement to Sell and Purchase the Securities.
          ---------------------------------------------

          (a)  Execution Date. The "Execution Date" shall be the date each
               --------------
Purchaser signs this Agreement with the Company, whereupon the Company shall agree to sell to the Purchaser, and the Purchaser shall agree to buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and Warrants set forth opposite such Purchaser's name on Exhibit A hereto.

          (b)  Calculation of the Purchase Price. The Shares will be sold to
               ---------------------------------
each Purchaser on Exhibit A at a price of $2.93 per share , which per share price is the current market price of the Company's Common Stock calculated as follows: the average of the daily closing stock prices for the Company's Common Stock (ticker symbol "FSON") traded on the Nasdaq National Market for each of the ten (10) trading days preceding the Execution Date of the Agreement (the "Purchase Price").

          (c)  Calculation of the Warrants. The shares underlying each Warrant
               ---------------------------
as reflected on Exhibit A is calculated as follows: 25% of the aggregate principal amount paid by the Purchaser divided by the Purchase Price. The Warrant shall have an exercise price of $3.66, which is equal to 125% of the Purchase Price. The Warrant shall be exercisable, in whole or in part until April 2, 2006. The Warrant shall be in the form attached as Exhibit C hereto. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor.

     3.   Delivery of the Shares and Warrants at the Closing
          --------------------------------------------------

               (i) The distribution of the Shares and Warrants to be purchased by the Purchasers (the "Closing") shall occur following the Execution Date on April 2, 2001 following the Execution Date at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050 (the "Closing Date").

STOCK AND WARRANT PURCHASE AGREEMENT

               (ii) At the Closing, the Company shall deliver to the Purchaser one or more stock certificates and a fully executed Warrant or Warrants to purchase that number of shares of Common Stock as determined pursuant to Section
2.3 and as set forth in Exhibit A registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Securities set forth in Exhibit A. The name(s) in which the stock certificates and Warrants are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. Prior to the Purchaser's delivery of payment for the Securities, the Company shall deliver via facsimile a copy of the stock certificate(s) and Warrants to be issued to the Purchaser upon the Closing. The Company's obligation to complete the purchase and sale of the Securities and deliver such stock certificate(s) and warrant agreement to each Purchaser at the Closing shall be subject to the following conditions: (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Securities being purchased hereunder; (ii) completion of the purchase and sale with the other Purchasers; and (iii) the accuracy of the representations and warranties made by the Purchaser as if made on the day of such Closing and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and Warrant(s) and to pay for the Securities evidenced thereby shall be subject only to the following conditions:
(i) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing and (ii) the delivery by Wilson Sonsini Goodrich & Rosati, counsel to the Company, to the Purchaser of a legal opinion in substantially the form attached hereto as Exhibit B.

     4.   Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrants to each Purchaser as of the date hereof and as of the Closing and except as set forth on a Schedule of Exceptions attached hereto as Exhibit D, which exceptions shall be deemed to be representations and warranties as if made hereunder as follows:

          (a)  Organization and Standing. The Company is a corporation duly
               -------------------------
organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in the State of California. Such qualification is not presently required in any other jurisdiction where a failure to so qualify would have a material adverse effect on the business, financial position or results of operations of the Company ("Material Adverse Effect").

          (b)  Capitalization. The authorized capital stock of the Company
               --------------
consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. A total of 11,285,626 shares of Common Stock are issued and outstanding. No shares of Preferred Stock are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. Options to purchase 2,992,569 shares of the Company's Common Stock are outstanding under the Company's 1993 Stock Option Plan and 28,941 shares are available for future grant. Options to purchase 72,668 shares of the Company's Common Stock are outstanding under the Company's 1996 Director Option Plan and 44,800 shares are available for future grant. The Company has issued 128,645 shares of Common Stock under its Employee Stock Purchase Plan and 151,355 shares are available for future issuance. The Company also has warrants outstanding for 4,500 shares of its Common Stock. Except as disclosed in the Company SEC Documents (as defined below), there are no other options, warrants, conversion privileges, or preemptive or other rights or agreements presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the capital stock or other securities of the Company.

STOCK AND WARRANT PURCHASE AGREEMENT

          (c)  Authority.  The Company has full power and authority to execute
               ---------
and deliver this Agreement, and to consummate the transactions contemplated by this Agreement. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement has been obtained. This Agreement has been duly executed and delivered by the Company. This Agreement, upon execution and delivery by the Company and assuming the due and proper execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

          (d)  Valid Issuance of the Securities. The Securities to be sold
               --------------------------------
hereby has been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. No preemptive rights, anti-dilution rights or other rights to subscribe for or purchase exist with respect to or will be triggered by the issuance and sale of the Securities by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following the notification of the Company's intent to file the Registration Statement (as defined in Section 10.1) on the behalf of the Purchaser hereof to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement.

          (e)  Governmental Consents. Other than compliance with the Securities
               ---------------------
Act and other state or federal securities laws, and such filings as may be required to be made under such laws or with the National Association of Securities Dealers (the "NASD"), which shall be complied with and made at or prior to the Closing, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

          (f)  No Defaults/Conflicts. Except as to defaults, violations and
               ---------------------
breaches which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, the Company is not in violation or default of any provision of its certificate of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, division, directive or order, or in breach of or default with respect to any provision of any material agreement, material covenant, material instrument, judgment, decree, order, mortgage, loan agreement, deed of trust, note, lease, sublease, voting agreement, voting trust, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound, or to which any of the property or assets of the Company are subject; and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents, except such defaults which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

          (g)  Contracts. The contracts that are material to the Company, are in
               ---------
full force and effect on the date hereof; and neither the Company nor, to the Company's knowledge, any other party is in breach of or default under any of such contracts which would reasonably be expected to have a Material Adverse Effect.

STOCK AND WARRANT PURCHASE AGREEMENT

          (h)  SEC Documents. The Company has filed each statement, annual,
               -------------
quarterly and other report, registration statement and definitive proxy statement ("Company SEC Documents") required to be filed (other than preliminary material) by the Company with the SEC. As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by any subsequently filed Company SEC Document.

          (i)  Changes. Since September 30, 2000, (i) the Company has not
               -------
incurred any material liabilities or obligations, indirect, or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business which could reasonably be expected to have a Material Adverse Effect; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Securities hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors, or indebtedness material to the Company (other than in the ordinary course of business); and (v) except for the operating losses and negative cash flow the Company has continued to incur, there has not been a Material Adverse Change.

          (j)  Litigation. There are no other lawsuits, administrative
               ----------
proceedings, arbitrations, patent or licensing challenges or infringements, labor disputes or governmental investigations to which the Company is a party or by which any material portion of its assets, taken as a whole, may be bound, which, if adversely determined, would have a Material Adverse Effect.

          (k)  Qualified Small Business Stock. The Company's Securities qualify
               ------------------------------
as "Qualified Small Business Stock" as defined in Section 1202 of the Internal Revenue Code. The Company will comply with the reporting and record keeping requirements of Section 1202 and will submit to its stockholders and to state and federal taxation authorities such forms and filings as may be required to document such compliance.

          (l)  Reservation of Warrant Shares. The Company agrees to keep
               -----------------------------
reserved from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise of the Warrants to provide for the issuance of Common Stock or Warrant Shares.

          (m)  Compliance. The Company has conducted and is conducting its
               ----------
business in compliance with all applicable federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a Material Adverse Effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Company.

          (n)  Intellectual Property. The Company owns or has obtained valid and
               ---------------------
enforceable licenses or options for all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and

STOCK AND WARRANT PURCHASE AGREEMENT

assets that are material to the business of the Company as now conducted and as proposed to be conducted (the "Intellectual Property") and to the Company's knowledge (for each of the following subsections (a) through (e)): (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company that would preclude the Company from conducting its business as currently conducted, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than claims which would not reasonably be expected to have a Material Adverse Effect, except as described in the Schedule of Exceptions, Section 4.10.

          (o)  Properties. The Company has good and marketable title to all the
               ----------
properties and assets owned by it, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the Company's consolidated financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and intended to be made of such property by the Company. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted) and suitable for their respective uses. The Company holds its leased properties under valid and binding leases, with such exceptions as would not reasonably be expected to have a Material Adverse Effect. The Company owns or leases all such properties as are necessary to its operations as now conducted.

          (p)  Taxes. The Company has filed all necessary federal, state and
               -----
foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against it except for such failures to file, or pay or accrue or such deficiencies which would not reasonably be expected to have a Material Adverse Effect.

          (q)  Transfer Taxes. On the Closing Date, all stock transfer or other
               --------------
taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with in all material respects.

          (r)  Insurance. The Company maintains insurance of the type and in the
               ---------
amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect in all material respects.

          (s)  Additional Information. The Company represents and warrants that
               ----------------------
the information contained in the following documents (the "Company Documents'"), which will be provided to Purchaser before the Closing, is or will be true and correct in all material respects as of their respective final dates:

STOCK AND WARRANT PURCHASE AGREEMENT

                         (1)  the Company's Annual Report on Form 10-K for the
fiscal year ended December 31, 1999;

                         (2)  the Company's Quarterly Reports on Form 10-Q for
the quarters ended June 30, 2000 and September 30, 2000;

                         (3)  the Company's Proxy Statement for its 2000 Annual
Meeting of Stockholders; and

                         (4)  all other documents, if any, filed by the Company
with the Commission since 1996 pursuant to the reporting requirements of the Exchange Act.

               (t)  Use of Proceeds. The Company intends to use the proceeds
                    ---------------
from the sale of the Securities for working capital and other general corporate purposes.

               (u)  Investment Company. The Company is not now, and after the
                    ------------------
sale of the Securities under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Securities described in the preceding sentence will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company within the meaning of the Investment Company Act of 1940, as amended.

               (v)  Registration Exemption. Subject to the accuracy of the
                    ----------------------
Purchasers' representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Securities in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of
Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

               (w)  No Integrated Offering. Neither the Company, nor any of its
                    ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Purchasers. The issuance of the Securities to the Purchasers will not be integrated with any other past or current issuance of the Company's other securities for purposes of the Securities Act or any applicable Nasdaq rules (or of any national securities exchange on which the Company's Common Stock is then traded). The Company will not make any offers or sales of any security (other than the Securities) that would cause the offering of the Securities to be integrated with any other offering of securities by the Company in violation of the Securities Act or any applicable rules of the Nasdaq (or of any national securities exchange on which the Company's Common Stock is then traded).

               (x)  Offering Materials. The Company has not distributed and will
                    ------------------
not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities other than material distributed to the Purchasers. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

               (y)  No Manipulation of Stock. The Company has not taken and will
                    ------------------------
not, in violation of applicable law, take any action outside the ordinary course of business designed to or that might reasonably

STOCK AND WARRANT PURCHASE AGREEMENT

be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

               (z)  Certificate. At the Closing, the Company will deliver to the
                    -----------
Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this
Section 4 are true and correct as of the date of this Agreement and as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

               (aa) Registration Rights. No stockholder of the Company has any
                    -------------------
right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file a registration statement on behalf of the Purchaser pursuant to Section 10.1 hereof (the " Registration Statement")) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act, in the Registration Statement.

               (bb) Legal Opinion. Upon the Closing, Wilson Sonsini Goodrich &
                    -------------
Rosati, counsel to the Company, will deliver its legal opinion to the Purchasers in a form reasonably satisfactory to the Purchasers, their counsel and the Company.

     5.   Representations and Warranties of the Purchaser. Each Purchaser hereby
          -----------------------------------------------
represents and warrants as of the date hereof and as of the Closing to the Company as follows:

               (a)  Authority. The Purchaser has full power and authority to
                    ---------
execute and deliver, and to consummate the transactions contemplated by this Agreement. All corporate action on the part of the Purchaser, its officers, directors and stockholders necessary for the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement. This Agreement, upon execution and delivery by the Purchaser and assuming the due and proper execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

               (b)  Purchase Entirely for Own Account. This Agreement is made
                    ---------------------------------
with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser shall be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise taking an action that would constitute a distribution of the same.

               (c)  Disclosure of Information. The Purchaser has received all
                    -------------------------
the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

               (d)  Investment Experience. The Purchaser acknowledges that it is
                    ---------------------
able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Purchaser has not been organized for the purpose of acquiring the Securities.

               (e)  Accredited Investor. The Purchaser is an "accredited
                    -------------------
investor" within the meaning of Rule 501 of Regulation D, promulgated under the Securities Act.

               (f)  Restricted Securities. The Purchaser understands that the
                    ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with SEC Rule 144 or Rule 144A, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     6.   Survival of Representations, Warranties and Agreements.
          ------------------------------------------------------
Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive until the three year anniversary of the Closing.

     7.   Covenants of the Company.
          ------------------------

               (a)  Future Sales of Common Stock. In the event the Company
                    ----------------------------
shall, within ninety (90) days following the Closing Date, sell any shares of the Company's Common Stock at, or any instruments (excluding the Company's 1993 Stock Option Plan, the 1996 Director Option Plan and the Employee Stock Purchase
Plan) that can be converted into or otherwise exchanged for the Company's Common Stock (the "Subsequent Sale") exercisable at, a price per share (the "Subsequent Purchase Price") of less than the Purchase Price, (1) the purchase price per Share hereunder shall be adjusted to an amount equal to the Subsequent Purchase Price, such that the Company shall, within ten (10) business days of the Subsequent Sale, pay to each Purchaser an amount equal to the number of Shares times the difference between the Purchase Price and the Subsequent Purchase Price; and (2) the Company shall, within ten (10) business days of the Subsequent Sale, deliver new Warrants to each Purchaser in exchange for the previously issued Warrants that shall have an exercise price per share equal to 125% of the Subsequent Purchase Price.

               (b)  Listing of Shares. The Company agrees to promptly secure the
                    -----------------
listing of the Shares and Warrant Shares upon each national securities exchange or automated quotation system upon which shares of Common Stock are then listed for so long as any Purchaser owns any of the Shares or Warrant Shares. The Company has taken no action designed to delist, or which is likely to have the effect of delisting, the Common Stock from any of the national securities exchange or automated quotation system upon which the shares of Common Stock are then listed.

               (c)  Bylaw Amendment. The Company shall, within thirty (30) days
                    ---------------
of the Closing Date, adopt such amendments to, with respect to (i) and (ii) below, the Company's stock option plans and Bylaws, and, with respect to (iii) below, the Company's Bylaws (together, the "Stock Option Plan and Bylaw Amendments") to provide that, unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders, the company shall not (i) grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant; (ii) reduce the exercise price of any stock option granted under any existing or future stock option plan; or (iii) sell or issue any security of the Company convertible, exercisable or exchangeable into shares of Common Stock, having a conversion, exercise or exchange price per share which is subject to downward adjustment based on the market price of the Common Stock at the time of conversion, exercise or exchange of such security into Common Stock (other than pursuant to customary anti-dilution provisions). The Stock Option Plan and Bylaw amendments may not be further amended or repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders. Upon the adoption of the Stock Option Plan and Bylaw Amendments, the Company shall promptly furnish a copy of such amendments to the Purchaser. The Company agrees that, prior to the adoption of the Stock Option Plan and Bylaw Amendments by all necessary corporate action of the Company as described above, the Company shall not conduct any of the actions specified in
(i), (ii) or (iii) above of this Section 7.3.

     8.   Covenants of the Purchaser.
          --------------------------

               (a)  Limitations on Disposition. Without in any way limiting any
                    --------------------------
other provision set forth herein, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

                    (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement;

                    (ii) Such disposition shall be permitted under the provisions of Rule 144; or

                    (iii) There is a valid exemption from registration under the Securities Act and other applicable securities laws and, if requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition shall not require registration.

          (b)  Prospectus Delivery. The Purchaser hereby covenants with the
               -------------------
Company not to make any sale of any Securities under a registration statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. The Purchaser acknowledges and agrees that such Securities are not transferable on the books of the Company pursuant to a resale under a registration statement unless the certificate submitted to the transfer agent evidencing such Securities is accompanied by a separate officer's certificate, (i) which may be in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and
(iii) to the effect that (a) such Securities have been sold in accordance with the registration statement and (b) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the registration statement until such time as an amendment to the registration statement has been filed by the Company and declared effective by the Securities and Exchange Commission (the "Commission"), or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it shall not sell any Securities pursuant to such prospectus during the period commencing at the time at which the Company gives the Purchaser prompt written notice of the suspension of the use of such prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to such prospectus and any amendments thereto. In no event shall the Company suspend the use of the prospectus for periods exceeding 30 days during any 12-month period and any such suspension must be separated by a period of 30 days.

     9.   Legends. Each certificate or instrument representing Securities
          -------
delivered at the Closing shall bear legends in substantially the following forms:

                    (1) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE `SECURITIES ACT') AND ARE `RESTRICTED SECURITIES' AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (II) IN COMPLIANCE WITH RULE 144, OR (III) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER OR DISTRIBUTION."

                    (2) Any other legends required by California law or other applicable blue sky or state securities laws.

The Company need not register a transfer of any Securities, and may also instruct its transfer agent not to register a transfer of any Securities, unless the conditions specified in the foregoing legends are satisfied to the extent applicable.

     10.  Registration of the Securities; Compliance with the Securities Act.
          ------------------------------------------------------------------

               (a)  Registration Procedures and Expenses. The Company shall:
                    ------------------------------------

                         (i)   within 30 business days after the Closing Date,
prepare and file with the Commission a registration statement on Form S-3 (the "Registration Statement") relating to the sale of the Securities by the Purchaser on the Nasdaq National Market or the facilities of any national exchange on which the Common Stock is then traded or in privately-negotiated transactions;

                         (ii)  shall respond to all Commission comments within
ten (10) calendar days of receipt of said comments and will use its best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to notify the Company of the Commission's willingness to grant acceleration of the effective date of the Registration Statement within 90 days after the Registration Statement is initially filed by the Company;

                         (iii) promptly notify the Purchaser upon the
Registration Statement being declared effective by the Commission;

                         (iv)  provide to the Purchaser any information
necessary to permit sale of the Securities under Rule 144 or Rule 144A of the Securities Act.

                         (v)   prepare and file with the Commission such
amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the date on which the Purchaser's Securities may be resold in any three-month period by the Purchaser without registration and without any restrictions or volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

STOCK AND WARRANT PURCHASE AGREEMENT

                 (vi) promptly furnish to the Purchaser with respect to the Securities registered under the Registration Statement (and to each underwriter, if any, of such Securities) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Purchaser's Securities by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser shall comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

                 (vii) file documents required of the Company for normal blue sky clearance in all states requiring blue sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented unless failing to so qualify or consent has a Material Adverse Effect on the Company; and

                 (viii) bear all expenses in connection with the procedures in paragraphs (a) through (g) of this Section 10.1 and the registration of the Securities pursuant to the Registration Statement, other than underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any.

          (b) Delay in Effectiveness of Registration Statement. In the event
              ------------------------------------------------
that the Registration Statement is not declared effective on or before the 90th day following the Closing Date (the "Penalty Date"), the Company shall pay to each Purchaser liquidated damages in an amount equal to 0.25% of the total purchase price of the Securities purchased by such Purchaser pursuant to this Agreement for each week after the Penalty Date that the Registration Statement is not declared effective.

          (c) Transfer of Securities After Registration. The Purchaser agrees
              -----------------------------------------
that it shall not effect any disposition of any Securities or its right to purchase any Securities that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 10.1 or as otherwise permitted by law, and that it shall promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

          (d) Indemnification. In the event any securities are included in a
              ---------------
registration statement under this Section 10:

                 (i) To the extent permitted by law, the Company shall indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) in connection with the sale or purchase of the Securities, any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the Exchange Act or any state securities law; and the Company shall pay to the Purchaser or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss,

STOCK AND WARRANT PURCHASE AGREEMENT

claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Purchaser or controlling person.

                 (ii) To the extent permitted by law, the Purchaser shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, its attorneys, its underwriters, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Purchaser expressly for use in connection with such registration; and the Purchaser shall pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 10.4(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 10.4(b) exceed the gross proceeds from the offering received by the Purchaser.

                 (iii) Promptly after receipt by an indemnified party under this Section 10.4 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 10.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10.4, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.4.

                 (iv)    If the indemnification provided for in this Section
10.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the

STOCK AND WARRANT PURCHASE AGREEMENT

indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided that in no event shall any contribution by the
                --------
Purchaser under this subsection 10.3(d) exceed the amount of the gross proceeds received by the Purchaser from the offering. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                 (v) The obligations of the Company and the Purchaser under this Section 10.4 shall survive the completion of any offering of securities in a registration statement under this Section 10.4 or otherwise.

          (e) Termination of Registration Obligations. The obligations of the
              ---------------------------------------
Company set forth in Section 10.1 shall cease and terminate as to the Purchaser's Securities on the date on which (i) all such Securities are eligible for sale during any three-month period without restriction including volume limitations, under Rule 144, (ii) all such Securities have been effectively registered under the Securities Act and sold or otherwise disposed of by the Purchaser in accordance with the intended method of disposition set forth in the Registration Statement or (iii) the Company receives an opinion of counsel satisfactory in form and substance to the Company to the effect that such conditions are not necessary in order for a transfer of such Securities to comply with the Securities Act.

          (f) Information Available. So long as the Registration Statement is
              ---------------------
effective covering the resale of Securities owned by the Purchaser, the Company shall furnish to the Purchaser:

                 (i) as soon as practicable after the Company has made such information available to the public through submission to the SEC (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders, (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) its Quarterly Reports on Form 10-Q, (iv) its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Securities (the foregoing, in each case, excluding exhibits); and

                 (ii) upon the written request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses in connection with the Purchaser's prospectus delivery requirements under the Securities Act; and

                 (iii) the Company, upon the reasonable request of the Purchaser, shall meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Securities, subject to appropriate confidentiality limitations as the Company may require.

     11. Rule 144 Information. For two years after the date of this Agreement,
         --------------------
the Company shall file all reports required to be filed by it under the Securities Act, and the Exchange Act and shall take such further action to the extent required to enable the Purchasers to sell the Securities pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

STOCK AND WARRANT PURCHASE AGREEMENT

     12. Brokers. Each of the parties hereto hereby represents that, on the
         -------
basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.

     13. Notices. All notices, requests, consents and other communications
         -------
hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                 (i)     if to the Company, to:

                         Fusion Medical Technologies, Inc.
                         34175 Ardenwood Boulevard
                         Fremont, California 94555
                         Attention: Larry J. Strauss
                         Facsimile: (510) 818-4700

                         with a copy to:

                         Wilson Sonsini Goodrich & Rosati
                         650 Page Mill Road
                         Palo Alto, CA 94304-1050
                         Attention: Charles Szurgot
                         Facsimile: (650) 565-3900

         or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

                 (ii) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     14. Changes. This Agreement may not be modified or amended except pursuant
         -------
to an instrument in writing signed by the Company and the Purchaser.

     15. Expenses. The Company will pay the cost to prepare and file all
         --------
documents, including the necessary registration documents. At the Closing, the Company will pay reasonable legal fees, not to exceed $25,000, to Alloy Ventures, including fees to prepare and file the necessary Form 3, Form 4 and initial Section 13D or 13G filings. At the Closing, the Company will also pay a flat fee of $7,500, to State of Wisconsin Investment Board for their legal expenses whether (internal or external) arising in connection with the transactions contemplated by this Agreement.

     16. Headings. The headings of the various sections of this Agreement have
         --------
been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     17. Severability. In case any provision contained in this Agreement should
         ------------
be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

STOCK AND WARRANT PURCHASE AGREEMENT

     18. Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of California.

     19. No Conflicts of Interest. The Company represents, warrants, and
         ------------------------
covenants that, to the best of its knowledge, no trustee or employee of the State of Wisconsin Investment Board identified on Exhibit E, either directly or indirectly (a) currently holds, except as may be specifically set forth below, a personal interest in the Company or any of its affiliates (together, the "Entity") or the Entity's property or securities, or (b) will, in connection with the investment made pursuant to this Agreement, receive (i) a personal interest in the Entity or the Entity's property or securities or (ii) anything of substantial economic value for his or her private benefit from the Entity or anyone acting on its behalf. As to ownership of an interest in the Entity's publicly traded securities, "knowledge" hereunder is based on an examination of record holders of the Entity's securities and actual knowledge of the undersigned.

     20. Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement or caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.

                                    FUSION MEDICAL TECHNOLOGIES, INC.

                                    By_________________________________
                                       Name: Larry J. Strauss
                                       Title:  Vice President of Finance & Chief
                                       Financial Officer

STOCK AND WARRANT PURCHASE AGREEMENT


Print or Type:                      Name of the Purchaser
                                    (Individual or Institution):

                                    _________________________________
                                    Name of Individual representing
                                       the Purchaser (if an Institution):

                                    _________________________________
                                    Title of Individual representing
                                       the Purchaser (if an Institution):

                                    _________________________________

Signature by:                       Individual Purchaser or Individual
                                       representing the Purchaser:

                                    _____________________________________

                                    Address:  ___________________________

                                    Telephone:  ___________________________

                                    Facsimile:  ___________________________

                                  Appendix I
                               (page one of two)

FUSION MEDICAL TECHNOLOGIES, INC.

STOCK CERTIFICATE QUESTIONNAIRE
-------------------------------

     Pursuant to Section 3 of the Agreement, please provide us with the following information:

     1.  The exact name in which your Securities
are to be registered (this is the name that shall
appear on your stock certificate(s)); you may use
a nominee name if appropriate:                        __________________________

     2.  The relationship between the Purchaser of
the Securities and the Registered Holder listed in
response to item 1 above:                             __________________________

     3.  The mailing address of the Registered
Holder listed in response to item 1 above:            __________________________

                                                      __________________________

                                                      __________________________

                                                      __________________________

     4.  The Social Security Number or Tax
Identification Number of the Registered Holder
listed in response to item 1 above:                   __________________________

                                   Appendix I
                               (page two of two)

                       FUSION MEDICAL TECHNOLOGIES, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE
                      ------------------------------------

     In connection with the preparation of the Registration Statement, please provide us with the following information:

     1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

     ---------------------------------------------------------------------------

     2. Please provide the number of shares that you shall beneficially own immediately after Closing, including those Securities purchased by you pursuant to the Agreement and those shares purchased by you or your affiliates through other transactions:

     ---------------------------------------------------------------------------

     3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

            _____ Yes       _____ No

         If yes, please indicate the nature of any such relationships below:

         _________________________________________________________________

         _________________________________________________________________

         _________________________________________________________________

                                  Appendix II

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
                   ------------------------------------------
                      PURSUANT TO A REGISTRATION STATEMENT
                      ------------------------------------

     The undersigned, [an officer of, or other person duly authorized by]

________________________________________________________________________________
             [fill in official name of individual or institution]

hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such,

sold such shares on ____________ in accordance with
                       [date]

Registration Statement number ________________ and the requirement of delivering

     [fill in the number of or otherwise identify Registration Statement]

a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

     Name of the Purchaser
     (Individual or
     Institution):       ______________________

     Name of Individual
     representing the
     Purchaser (if an
     Institution)         ______________________

     Title of Individual
     representing the
     Purchaser (if an
     Institution):        ______________________

Signature by:

     Individual Purchaser
     or Individual
     representing the Purchaser:   ______________________

                                   EXHIBIT A

                             SCHEDULE OF PURCHASERS

                                                          Investment        No. of Shares of       No. of Shares
            Name and Address                                Amount            Common Stock      Subject to Warrant
 -----------------------------------------------------    ----------        ----------------    ------------------
Alloy Ventures 2000, LLC                                  $6,000,000            2,047,781              511,945

State of Wisconsin Investment Board I                     $  960,000              327,645               81,911

State of Wisconsin Investment Board II                    $  240,000               81,911               20,478

Asset Management, LLC                                     $  800,000              273,038               68,259

TOTAL                                                     $8,000,000            2,730,375              682,593
                                                          ==========            ---------              =======

                                   EXHIBIT B

                                FORM OF OPINION
                                       OF
                        WILSON SONSINI GOODRICH & ROSATI

                                   EXHIBIT C

                                    WARRANT

STOCK AND WARRANT PURCHASE AGREEMENT

                                   EXHIBIT D

                             SCHEDULE OF EXCEPTIONS

     This Schedule of Exceptions, is made pursuant to Section 4 of the Fusion Medical Technologies, Inc.'s (the "Company") Stock and Warrant Purchase Agreement (the "Agreement"). The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreement; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other paragraph number under the Agreement where such disclosure would be appropriate. Any terms defined in the Agreement shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement unless the context otherwise requires.

     Section 4.2   Capitalization.  The Company has a Preferred Shares Rights
                   --------------
Agreement dated as of October 10, 1997, as amended on March 30, 1999 (the "Rights Agreement") which provides registered holders of the Company's Common Stock the right to purchase 1/1000th share of the Company's Series A Participating Preferred Stock for each share of Common Stock then held (the "Rights"). The Rights separate from the Common Shares and Rights Certificates are issued and the Rights become exercisable upon 10 days (or such later date as may be determined by a majority of the Board of Directors, excluding directors affiliated with the Acquiring Person), following a public announcement that a person or a group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Shares (the "Distribution Date"). On April 2, 2001, the representations and warranties made to each Purchaser by the Company failed to disclose the existence of the Rights Agreement and the need to amend the Rights Agreement in order to avoid Alloy Ventures ("Alloy") and the State of Wisconsin Investment Board ("SWIB") falling within the definition of an "Acquiring Person" thereunder. The Board of Directors has approved an amendment to the Rights Agreement. The Company will prepare and file an amendment to the Rights Agreement on or before April 12, 2001 to increase from 15% to 20% the designation of "Acquiring Person" for Alloy and SWIB.

     Section 4.4   Valid Issuance of the Securities.  The Company has an
                   --------------------------------
outstanding warrant (the "Warrant") currently exercisable into 4,500 Common Stock shares of the Company. After completion of the Agreement, the Warrant will be exercisable into 6,000 Common Stock shares due to the anti-dilution provision contained in the Warrant.

     Section 4.10  Litigation.  On December 19, 2000, Cohesion Technologies,
                   ----------
Inc. filed a patent infringement action against the Company in United States District Court, Northern District of California (San Jose) claiming that the Company infringed on Cohesion Technologies' "Collagen-Polymer Matrices With Differential Biodegradability" patent (Patent #6,110,484). Cohesion Technologies is seeking unspecified damages and permanent injunctive relief. The Company believes that Cohesion Technologies' claim is without merit.

                                   EXHIBIT E


              TRUSTEES OF THE STATE OF WISCONSIN INVESTMENT BOARD


Jon D. Hammes                      George H. Hahner
John Petersen III                  George F. Lightbourn
Eric O. Stanchfield                James R. Nelsen
Andrea Steen Crawford              William R. Sauey
James A. Senty

         RELEVANT EMPLOYEES OF THE STATE OF WISCONSIN INVESTMENT BOARD

All Transactions
----------------
Patricia Lipton          Executive Director
Joseph Gorman            Chief Investment Officer - Equities
Keith Johnson            Chief Legal Counsel
Teresa Lau               Assistant Legal Counsel
Cynthia Richson          Assistant Legal Counsel
Jon Traver               Chief Investment Officer - Fixed Income

For Real Estate Transactions
----------------------------
Robert Severance         Investment Director
Chuck Carpenter          Assistant Investment Director
Dave Lewandowski         Investment Officer
Steve Spiekerman         Investment Officer

For Private Placement Loans
---------------------------
Jim Gannon               Investment Director
Eve Hennessee            Portfolio Manager
Monica Jaehnig           Portfolio Manager
Chris Prestigiacomo      Investment Officer
Mary Micheels            Investment Officer

For Private Placement Funds & Equity Investments
------------------------------------------------
Jim Gannon               Investment Director
Jon Vanderploeg          Portfolio Manager
Carrie Thome             Assistant Portfolio Manager
Tom Olson                Investment Officer

For Non-traditional Investments
-------------------------------
Mike Wagner              Investment Director
George Semka             Assistant Portfolio Manager
Tom Drake                Securities Analyst

For Small Cap Portfolio Direct Placements
-----------------------------------------
John Nelson              Investment Director
Chad Neumann             Assistant Portfolio Manager
Mark Traster             Securities Analyst
Jackie Doeler            Securities Analyst
Dan Kane                 Securities Analyst